                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                                     XENOGEN CORPORATION
-----------------------------------------------------------------------------------------------
                    (Exact name of registrant as specified in its charter)
                  Delaware                                           77-0412269
---------------------------------------------      --------------------------------------------
   (State of Incorporation or Organization)            (I.R.S. Employer Identification No.)



                       860 Atlantic Avenue, Alameda, California, 94501
-----------------------------------------------------------------------------------------------
                         (Address of Principal Executive Offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-47030
             ---------

Securities to be registered pursuant to Section 12(b) of the Act:



           Title Of Each Class                             Name of Each Exchange On Which
           To Be So Registered                             Each Class Is To Be Registered
---------------------------------------------      --------------------------------------------
                  None                                                  None
---------------------------------------------      --------------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Information Required in Registration Statement

Item 1.    Description of Registrant's Securities to be Registered

           Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on December 29, 2000 (file number 333-47030) (the "Form S-1 Registration Statement").

Item 2.    Exhibits

           The following exhibits are filed as part of this registration statement:

           3.1(i)/1/  Certificate of Incorporation of Xenogen as currently in effect.

           3.1(ii)/1/ Amended and Restated Certificate of Incorporation of
                      Xenogen to be effective upon the completion of the offering. Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.

           3.2(i)/1/  Bylaws of Xenogen as currently in effect.

           3.2(ii)/1/ Bylaws of Xenogen as in effect upon the completion of the offering.

           4.1/1/     Specimen Common Stock Certificate.

--------------

/1/ Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.

                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  January 19, 2001                 XENOGEN CORPORATION

                                         By: /s/ Kevin J. Birtchnell
                                            ------------------------------------
                                                 Kevin J. Birtchnell
                                                 Chief Financial Officer
                                                 Vice President

                                Index to Exhibits



    Exhibit
    Number                              Description
---------------    -------------------------------------------------------------
    3.1(i)1        Certificate of Incorporation of Xenogen as currently in
                   effect.

    3.1(ii)/1/     Amended and Restated Certificate of Incorporation of Xenogen
                   to be effective upon the completion of the offering.

    3.2(i)/1/      Bylaws of Xenogen as currently in effect.

    3.2(ii)/1/     Bylaws of Xenogen as in effect upon the completion of the
                   offering.

    4.1/1/         Specimen Common Stock Certificate.



--------------

/1/ Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.